The Power to Deliver Solutions Around the world, leading enterprises rely on Cass for our vertical expertise, processing power, and global payment network to execute critical financial transactions while driving greater control and efficiency across critical business expenses. Q2 2024 INVESTOR PRESENTATION

Forward-Looking Statements Cass at a Glance Financial Performance Revenue & Expenses Balance Sheet Capital Leadership and Shareholder Information TABLE OF CONTENTS 2 3 4 6 9 14 19 20 www.cassinfo.com / © 2023 Cass Information Systems

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties, and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer and business spending; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic fee income, loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the payments and banking industries; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved, and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of original publication of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. This presentation is a high-level summary of our recent and historical financial results and current business developments. For more detailed information, please refer to our press releases and filings with the SEC. FORWARD LOOKING STATEMENTS 3www.cassinfo.com / © 2023 Cass Information Systems

4www.cassinfo.com / © 2023 Cass Information Systems CASS AT A GLANCE

+ Cass is an information services company that processes freight and facility payments for a number of the largest global companies + The information systems business has a 70-year legacy + As a result of its $90B of payments, Cass generates $1B+ of average non-interest bearing float + Cass continues to operate a strong and profitable commercial bank founded in 1906 Note: Balance sheet metrics as of June 30, 2024. Income statement metrics are through period ended June 30, 2024 as indicated. Market. Cap. $550M Assets $2.3B YTD ROE 10.36% TTM NI $27.4M YTD % Fees/ Rev. 64.9% % AVG NIB Funding 68.7% INFORMATION SYSTEMS / PAYMENTS + Transportation information systems provides freight invoice audit and payment services + Facilities expense management provides invoice management, payment and business intelligence for all types of utility and facility related expenses + CassPay provides complex treasury management and payment services for fintech and other payment companies COMMERCIAL BANK + Cass Commercial Bank operates in three primary niches ‒ St. Louis C&I market ‒ Faith based organizations across the U.S. ‒ McDonalds’ franchisees + Strong track record of asset quality $90B Annual payments volume 50M Annual invoice volume $130M TTM fee revenue $1.0B YTD average float $1.1B Loans $1.0B Deposits 2.04% YTD cost of deposits $0 Charge-offs OVERVIEW 5www.cassinfo.com / © 2023 Cass Information Systems

6www.cassinfo.com / © 2023 Cass Information Systems FINANCIAL PERFORMANCE

Q2 2024 FINANCIAL HIGHLIGHTS 7www.cassinfo.com / © 2023 Cass Information Systems $7.14M $4.48M Q2 '23 Q2 '24 $0.52 $0.32 Q2 '23 Q2 '24 13.37% 8.01% Q2 '23 Q2 '24 NET INCOME DILUTED EPS RETURN ON EQUITY + Net income of $4.5 million + Diluted EPS of $0.32 + Return on average equity of 8.01% + Increase in facility expense transaction volumes of 25.1% + Processing fee growth of 8.9% + Increase in net interest margin to 3.32% + Exceptional credit quality + 1-time expenses of $3.4 million for the quarter $19.4M $21.1M Q2 '23 Q2 '24 FACILITY TRANSACTION VOLUME PROCESSING FEES 3.25% 3.32% Q2 '23 Q2 '24 NET INTEREST MARGIN 3.47M 4.34M Q2 '23 Q2 '24

QUARTERLY FINANCIAL PERFORMANCE 8www.cassinfo.com / © 2023 Cass Information Systems $39.3M $40.1M $40.4M $40.7M $42.8M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 $7.14M $7.39M $8.41M $7.15M $4.48M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 13.37% 13.80% 16.05% 12.66% 8.01% Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 1.21% 1.22% 1.38% 1.20% 0.78% Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 TOTAL OPERATING EXPENSE NET INCOME RETURN ON EQUITY ROAA $48.2M $49.2M $50.7M $49.7M $48.6M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 TOTAL REVENUE $0.52 $0.54 $0.61 $0.52 $0.32 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 DILUTED EPS

9www.cassinfo.com / © 2023 Cass Information Systems REVENUE & EXPENSES

FINANCIAL FEES 10www.cassinfo.com / © 2023 Cass Information Systems + Financial fees declined due to a 6.5% decline in transportation dollar volumes, which led to a lower average balance of payments, in addition to changes in the manner certain vendors receive payments. + The Company expects its new working capital solution and other initiatives to increase financial fees in future quarters. $9.7B $9.3B $9.0B $8.9B $9.1B Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 $4.58B $5.10B $4.85B $5.33B $5.04B Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 $254.9M $234.7M $209.4M $194.3M $213.2M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 TRANSPORTATION DOLLAR VOLUMES FACILITY DOLLAR VOLUMES AVERAGE PAYMENTS IN ADVANCE OF FUNDING $11.7M $11.6M $11.5M $10.8M $10.6M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 FINANCIAL FEES

PROCESSING FEES 11www.cassinfo.com / © 2023 Cass Information Systems + The change quarter to quarter is generally correlated to transportation and facility invoice volumes. + Processing fees increased 8.9% as compared to 2Q 2023 primarily due to a 25.1% increase in facility invoice volumes. The Company has experienced recent success in winning facility clients with high transaction volumes. + Transportation invoice volumes declined 3.4% due to the on-going freight recession. 9.19M 8.93M 8.73M 8.77M 8.88M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 3.47M 3.42M 3.51M 4.26M 4.34M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 $19.4M $19.9M $20.7M $21.3M $21.1M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 TRANSPORTATION INVOICE VOLUMES FACILITY INVOICE VOLUMES PROCESSING FEES

NET INTEREST INCOME 12www.cassinfo.com / © 2023 Cass Information Systems + The net interest margin improved 7 basis points from the second quarter of 2023. + The Company lost approximately $100.0 million of CassPay non-interest bearing balances in February 2024 as a result of a cyber attack on a large client. The loss of these balances has caused interest-earning assets and net interest income to decline despite the increase in the net interest margin. The Company does not expect these balances from this client to return. $16.0M $16.5M $17.0M $16.5M $15.9M Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 $2.01B $2.06B $2.08B $2.06B $1.96B Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 3.25% 3.24% 3.30% 3.26% 3.32% Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 NET INTEREST INCOME AVERAGE INTEREST-EARNING ASSETS NET INTEREST MARGIN

OPERATING EXPENSE 13www.cassinfo.com / © 2023 Cass Information Systems + Salaries and commissions have stabilized and are expected to decline beginning in 4Q2024 as the Company expects to takes advantage of recent technology investments. + Share-based compensation declined reflecting the Company’s financial performance and the impact on performance-based restricted stock between the periods. + The Company announced its intent to terminate its noncontributory defined-benefit pension plan. The termination is expected to result in one-time expenses of approximately $5.0 million but decrease run-rate operating expense by approximately $1.0 million on an annual basis. + Other expense includes $3.4 million of one-time items as described in the earnings release. Expense 2Q2023 3Q2023 4Q2023 1Q2024 2Q2024 Salaries and commissions $23.6 $23.4 $23.9 $24.0 $24.3 Share-based compensation 0.9 0.9 0.3 1.2 0.5 Net periodic pension cost 0.1 0.1 0.5 0.2 0.2 Other benefits 4.8 5.2 4.9 5.2 5.0 Total personnel expense 29.4 29.6 29.6 30.6 30.0 Occupancy expense 0.9 0.9 0.9 0.9 0.8 Equipment expense 1.7 1.8 2.0 1.9 2.0 Other expense 7.3 7.8 7.9 7.3 10.1 Total operating expense $39.3 $40.1 $40.4 $40.7 $42.9 ($$ in millions)

14www.cassinfo.com / © 2023 Cass Information Systems BALANCE SHEET

LOANS 15www.cassinfo.com / © 2023 Cass Information Systems + Loans increased 2.4% during the second quarter of 2024. The Company experienced growth in its franchise restaurant and equipment finance portfolios. + The Company has not incurred a loan charge-off since 2015. Portfolio Composition 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 Franchise $224.6 $221.8 $214.7 $213.9 $229.6 Faith-Based 386.1 385.4 389.2 387.5 382.2 Leases 134.2 127.7 121.3 126.1 131.4 Other C&I 175.3 167.9 162.6 186.4 187.6 Other CRE 135.6 136.8 126.6 123.0 131.2 Ending Loans $1,055.8 $1,039.6 $1,014.3 $1,037.0 $1,062.0 Loan Yield 4.82% 4.88% 4.95% 5.06% 5.26% ACL/Loans 1.25% 1.28% 1.29% 1.28% 1.28% Net Charge-Offs — — — — — Non-Performing Loans/Loans — — — — — Franchise 22% Faith-Based 39% Leases 12% Commercial and Industrial 15% Commercial Real Estate 12% PORTFOLIO COMPOSITION 6/30/24 ($$ in millions)

INVESTMENT PORTFOLIO COMPOSITION 16www.cassinfo.com / © 2023 Cass Information Systems + All investment securities are classified as available-for-sale. The overall weighted-average repricing term is 3.55 years and the average yield for 2Q2024 was 2.89%. The portfolio had unrealized losses of $60.5 million at June 30, 2024 resulting in a total fair value for the portfolio of $540.8 million. + The asset-backed securities are backed by student loans in the FFELP program with a minimum 97% guaranty by the U.S. Department of Education. Theses securities have long maturities but are floating rate assets. + Of the total $119.0 million portfolio of high-quality corporate bonds, $57.0 million are floating rate. + The mortgage-backed securities portfolio has an estimated average life of 4.9 years. + 99% of the municipal securities are an investment grade of “A” or higher. PORTFOLIO COMPOSITION (BOOK VALUE) State and Political $220.7M MBS $212.3M US Treasuries $10.0M Corporate Bonds $119.0M Asset-Backed $39.3M

FUNDING 17www.cassinfo.com / © 2023 Cass Information Systems + For 2Q2024, 68.7% of average funding was non-interest bearing, a strategic advantage in the current interest rate environment. + Average accounts and drafts payable declined during the second quarter of 2024 as a result of the cyber event at a CassPay client, resulting in the loss of approximately $100.0 million of balances, in addition to a decrease in transportation dollar volumes of 6.5%, partially offset by an increase in facility dollar volumes of 10.1%. AVERAGE DEPOSITS AND ACCOUNTS & DRAFTS PAYABLE FUNDING COMPOSITION $1.4B IN NON- INTEREST FUNDING $1.05B $1.07B $1.11B $1.04B $1.00B $1.06B $1.07B $1.06B $1.08B $1.05B Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 AVERAGE DEPOSITS AVERAGE ACCOUNTS & DRAFTS PAYABLE $2.11B $2.14B $2.17B $2.05B $2.12B Int-DDA, MM, Savings $562.4M Non-Interest $372.0M Accts & Drafts Payable $996.8M Time Deposits $77.9M

KEY FUNDING POINTS 18www.cassinfo.com / © 2023 Cass Information Systems + Accounts and drafts payable represents float generated by our payments businesses and have proven a very stable source of funding over a long period of time. + Deposits are generated from core Bank and CassPay clients. These deposits almost entirely consist of operating accounts from core faith-based and other C&I clients as well as CassPay clients where the Company generates float. + The cost of deposits for the second quarter of 2024 was 2.04%. + The Bank participates in the CDARS and ICS programs offered by Promontory Interfinancial Network, LLC, enabling FDIC insurance up to $100 million on money market accounts and $50 million on certificates of deposit. + There are no brokered deposits or wholesale borrowings. + The Bank has a $239 million secured line of credit with the FHLB collateralized by commercial mortgage loans. + The Company has $250.0 million of unused lines of credit collateralized by investment securities.

CAPITAL 19www.cassinfo.com / © 2023 Cass Information Systems + The Company maintains excess capital to support organic balance sheet growth and opportunistic acquisitions + Quarterly dividend of $0.30 per share and Cass has continuously paid regularly scheduled cash dividends since 1934 + No share buybacks during 2Q2024 but capital levels support future buybacks pending balance sheet growth and acquisition opportunities Tier 1 leverage ratio at 6/30/24 11.32% Common equity tier 1 risk- based ratio at 6/30/24 14.32% Tier 1 risk-based ratio at 6/30/24 14.32% Total risk-based ratio at 6/30/24 15.08%

LEADERSHIP AND SHAREHOLDER INFORMATION 20www.cassinfo.com / © 2023 Cass Information Systems

BOARD OF DIRECTORS 21 Eric H. Brunngraber Executive Chairman Ralph W. Clermont Retired Managing Partner, KPMG LLP, Saint Louis, Missouri Robert A. Ebel Retired Chief Executive Officer, Universal Printing Company Wendy J. Henry Retired Managing Partner, BKD, LLP James J. Lindemann Retired Executive Vice President, Emerson Sally H. Roth Retired Area President — Upper Midwest, Regions Bank Joseph D. Rupp Lead Director and Retired Chairman, President, and Chief Executive Officer, Olin Corporation Randall L. Schilling Chief Executive Officer, OPO Startups, LLC Franklin D. Wicks, Jr., Ph.D. Retired Executive Vice President and President, Applied Markets, Sigma-Aldrich Benjamin F. (Tad) Edwards, IV Chairman, Chief Executive Officer, and President, Benjamin F. Edwards & Company www.cassinfo.com / © 2023 Cass Information Systems Ann W. Marr Retired Executive Vice President of Global Human Resources, World Wide Technology Martin H. Resch President and Chief Executive Officer

LEADERSHIP COUNCIL 22 Cory J. Bricker Senior Vice President and President - CassPay Carl N. Friedholm Senior Vice President and President - Telecom Expense Management Christi A. Reiter Senior Vice President - Human Resources Nicole M. Jennings Vice President - Internal Audit and Risk Management Martin H. Resch President and Chief Executive Officer Mark A. Campbell Senior Vice President and President – Government Payables Jeanne M. Scannell Chief Credit Officer - Cass Commercial Bank James M. Cavellier Executive Vice President and Chief Information Officer Teresa D. Meares Senior Vice President and President - Waste Expense Management Matthew S. Schuckman Executive Vice President, General Counsel, and Corporate Secretary Dwight D. Erdbruegger President and Chief Operating Officer, Cass Commercial Bank Michael J. Normile Executive Vice President and Chief Financial Officer Anthony G. Urban Executive Vice President - Transportation Information Services www.cassinfo.com / © 2023 Cass Information Systems Ross M. Miller Senior Vice President and President - TouchPoint Sean M. Mullins Vice President – Chief Information Security Officer Todd J. Wills Senior Vice President and President - Utility Expense Management

SHAREHOLDER INFORMATION 23www.cassinfo.com / © 2023 Cass Information Systems CORPORATE HEADQUARTERS Cass Information Systems, Inc. 12444 Powerscourt Drive, Suite 550 Saint Louis, Missouri 63131 314.506.5500 www.cassinfo.com INVESTOR RELATIONS ir@cassinfo.com COMMON STOCK The company’s common stock trades on the NASDAQ stock market under the symbol CASS. INDEPENDENT AUDITORS KPMG LLP 10 South Broadway, Suite 900 Saint Louis, Missouri 63102 TRANSFER AGENT Shareholder correspondence should be mailed to: Computershare P.O. Box 43006 Providence, RI 02940-3006 Overnight correspondence should be mailed to: Computershare 150 Royall St, Suite 101 Canton, MA 02021 SHAREHOLDER WEBSITE www.computershare.com/investor SHAREHOLDER ONLINE INQUIRIES www-us.computershare.com /investor/Contact TOLL-FREE PHONE 866.323.8170

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